Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2005

American Natural Energy Corporation

(Exact name of registrant as specified in its charter)

Oklahoma	0-18596	73-1605215

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6100 South Yale — Suite 300, Tulsa, Oklahoma 74136

(Address of principal executive offices)

Registrant’s telephone number, including area code: (918) 481-1440

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01. Financial Statements and Exhibits.
Signatures
PRESS RELEASE

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of businesses acquired. None required.

     (b) Pro forma financial information. None required.

     (c) Exhibits:

Exhibit Number	Description of Document
99.1	Press Release dated June 23, 2005

Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Natural Energy Corporation

Dated: June 23, 2005	By:	/s/ Michael K. Paulk

Michael K. Paulk, President